July 28, 2021 Q2 2021 Supplemental Information

Non-GAAP Disclaimer The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, earnings before interest and income taxes, adjusted earnings before interest and income taxes, non-GAAP diluted earnings per share, and free cash flow to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles believes that non-GAAP measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and performance, and its management team primarily focuses on non-GAAP items in evaluating Knowles’ performance for business planning purposes. Knowles believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables included in the second quarter 2021 earnings release. 2

Q2 '21 Financial Results (continuing operations) Quarter over year ago period Q2FY21 Q1FY21 Q2FY20 Revenues $199.8 million $201.0 million $152.2 million Gross profit $83.7 million $78.0 million $47.8 million Non-GAAP gross profit $84.8 million $78.4 million $49.1 million Diluted earnings (loss) per share $0.18 $0.13 ($0.21) Non-GAAP diluted earnings (loss) per share $0.31 $0.29 ($0.01) 3

*Projections as of 7/28/21; Q3 2021 GAAP results are expected to include approximately $0.07 per share in stock-based compensation and $0.04 per share in amortization of intangibles and debt discount. Q3 '21 Projections (continuing operations)* GAAP Adjustments Non-GAAP Revenues $227 million - $237 million — $227 million - $237 million Gross margin 39.0% - 41.0% 1.0% 40.0% - 42.0% EPS (diluted) $0.27 - $0.31 $0.11 $0.38 - $0.42 4

June 30, March 31, December 31, September 30, June 30, June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 2021 2021 2020 2020 2020 Revenues $ 149.8 $ 163.1 $ 201.8 $ 164.8 $ 104.5 $ 50.0 $ 37.9 $ 41.4 $ 41.0 $ 47.7 Gross profit $ 63.3 $ 64.8 $ 77.4 $ 58.9 $ 30.0 $ 20.8 $ 13.7 $ 15.1 $ 16.7 $ 18.3 Stock-based compensation expense 0.2 0.2 0.3 0.3 0.3 0.1 0.1 — — — Restructuring charges — — — — 0.9 — — — — (0.1) Production transfer costs — — — — — — — 0.1 — — Other — — — — — 0.7 — — — — Non-GAAP gross profit $ 63.5 $ 65.0 $ 77.7 $ 59.2 $ 31.2 $ 21.6 $ 13.8 $ 15.2 $ 16.7 $ 18.2 Non-GAAP gross profit as % of revenues 42.4% 39.9% 38.5% 35.9% 29.9% 43.2% 36.4% 36.7% 40.7% 38.2 % Research and development expenses $ 22.0 $ 20.9 $ 20.3 $ 19.5 $ 21.0 $ 2.5 $ 2.4 $ 2.0 $ 2.1 $ 1.1 Stock-based compensation expense (1.5) (1.5) (1.2) (1.2) (1.4) (0.1) — — — — Intangibles amortization expense (1.3) (1.5) (1.3) (1.4) (1.4) (0.1) — — — — Other (0.1) — — — — — — — — — Non-GAAP research and development expenses $ 19.1 $ 17.9 $ 17.8 $ 16.9 $ 18.2 $ 2.3 $ 2.4 $ 2.0 $ 2.1 $ 1.1 Non-GAAP research and development expenses as % of revenues 12.8% 11.0% 8.8% 10.3% 17.4% 4.6% 6.3% 4.8% 5.1% 2.3 % Selling and administrative expenses $ 13.3 $ 13.4 $ 12.4 $ 14.0 $ 15.3 $ 8.7 $ 7.0 $ 7.6 $ 6.7 $ 6.1 Stock-based compensation expense (0.9) (1.4) (0.7) (0.7) (1.1) (0.4) (0.7) (0.3) (0.2) (0.2) Intangibles amortization expense (1.3) (1.3) (1.3) (1.3) (1.3) (1.2) (0.5) (0.6) (0.6) (0.5) Other (0.4) (0.4) (0.4) (0.4) — — — — — — Non-GAAP selling and administrative expenses $ 10.7 $ 10.3 $ 10.0 $ 11.6 $ 12.9 $ 7.1 $ 5.8 $ 6.7 $ 5.9 $ 5.4 Non-GAAP selling and administrative expenses as % of revenues 7.1% 6.3% 5.0% 7.0% 12.3% 14.2% 15.3% 16.2% 14.4% 11.3 % Operating expenses $ 35.4 $ 34.5 $ 32.2 $ 41.1 $ 42.3 $ 11.2 $ 9.4 $ 9.6 $ 8.9 $ 7.3 Stock-based compensation expense (2.4) (2.9) (1.9) (1.9) (2.5) (0.5) (0.7) (0.3) (0.2) (0.2) Intangibles amortization expense (2.6) (2.8) (2.6) (2.7) (2.7) (1.3) (0.5) (0.6) (0.6) (0.5) Impairment charges — — — (7.6) — — — — — — Restructuring charges (0.1) (0.2) 0.5 — (6.0) — — — (0.1) (0.1) Other (0.5) (0.4) (0.4) (0.4) — — — — — — Non-GAAP operating expenses $ 29.8 $ 28.2 $ 27.8 $ 28.5 $ 31.1 $ 9.4 $ 8.2 $ 8.7 $ 8.0 $ 6.5 Non-GAAP operating expenses as % of revenues 19.9% 17.3% 13.8% 17.3% 29.8% 18.8% 21.6% 21.0% 19.5% 13.6 % Operating earnings (loss) $ 27.9 $ 30.3 $ 45.2 $ 17.8 $ (12.3) $ 9.6 $ 4.3 $ 5.5 $ 7.8 $ 11.0 Other income, net (0.1) (0.1) (0.2) — (0.1) (0.2) (0.2) — (0.2) (0.1) Earnings (loss) before interest and income taxes $ 28.0 $ 30.4 $ 45.4 $ 17.8 $ (12.2) $ 9.8 $ 4.5 $ 5.5 $ 8.0 $ 11.1 Stock-based compensation expense 2.6 3.1 2.2 2.2 2.8 0.6 0.8 0.3 0.2 0.2 Intangibles amortization expense 2.6 2.8 2.6 2.7 2.7 1.3 0.5 0.6 0.6 0.5 Impairment charges — — — 7.6 — — — — — — Restructuring charges 0.1 0.2 (0.5) — 6.9 — — — 0.1 — Production transfer costs — — — — — — — 0.1 — — Other 0.5 0.4 0.4 0.4 — 0.7 — — — — Adjusted earnings before interest and income taxes $ 33.8 $ 36.9 $ 50.1 $ 30.7 $ 0.2 $ 12.4 $ 5.8 $ 6.5 $ 8.9 $ 11.8 Adjusted earnings before interest and income taxes as % of revenues 22.6% 22.6% 24.8% 18.6% 0.2% 24.8% 15.3% 15.7% 21.7% 24.7 % Audio Historical Segment Data Audio / Precision Devices Precision Devices Quarter Ended Quarter Ended 5 (Cont. Ops.; in $ millions)

Reconciliation of Segment EBIT to Consolidated Net Earnings Audio / Precision Devices (Cont. Ops.; in $ millions) Quarter Ended June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Earnings (loss) before interest and income taxes Audio $ 28.0 $ 30.4 $ 45.4 $ 17.8 $ (12.2) Precision Devices 9.8 4.5 5.5 8.0 11.1 Total segments 37.8 34.9 50.9 25.8 (1.1) Corporate expense / other 14.9 15.7 14.6 13.2 13.2 Interest expense, net 4.1 4.0 3.9 4.7 4.1 Earnings (loss) before income taxes 18.8 15.2 32.4 7.9 (18.4) Provision for income taxes 1.4 2.7 2.8 2.3 1.1 Net earnings (loss) $ 17.4 $ 12.5 $ 29.6 $ 5.6 $ (19.5) 6

Free Cash Flow Free Cash Flow (in $ millions) YTD Q2FY21 Q2FY21 Q1FY21 Cash flow provided by operating activities $ 61.0 $ 21.3 $ 39.7 Less: Capital expenditures (16.0) (10.8) (5.2) Free cash flow $ 45.0 $ 10.5 $ 34.5 7